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                                                              Exhibit 10.26

                     CONFIDENTIAL TREATMENT REQUESTED

                       KING WORLD F.S.C. CORPORATION
                            830 Morris Turnpike
                      Short Hills, New Jersey  07078


                                             Dated as of September 19, 1991


Unilever NV
c/o Mr. Doug Gluck
Senior Vice President
E.C. Television Inc.
Greendon House
7 C-D Bayham Street
London NW1 OEY
England

Dear Doug:

          Reference is made to the agreement between Unilever NV ("Unilever"), through its then agent Lintas International Limited ("Lintas"), and King World F.S.C. Corporation ("KW") through its then agent Buena Vista International, Inc. ("BVI"), dated June 2, 1988, as amended as of June 13, 1989 (the "Original Agreement"). KW and Unilever acknowledge that E.C. Television Inc. ("ECTV") has replaced Lintas as Unilever's agent and liaison with KW in this matter and that BVI no longer is acting as KW's agent in the matter of the renewal. Unless otherwise specified, all defined terms herein shall have the meanings set forth in the Original Agreement. Except as otherwise specified herein, the amendments to the Original Agreement hereunder shall become effective on the commencement of the Renewal Period (as defined in Paragraph A below). Unilever and KW agree to amend the Original Agreement as follows:

          A. The License Term shall be extended for the period January 1, 1993 through December 31, 1994 (the "Renewal Period").

          B.   As used herein, the "Eastern European Territories" shall
mean Albania, Bulgaria, Czechoslovakia, Hungary, Poland, Romania, Union of Soviet Socialist Republics, and Yugoslavia (including all of the constitu-ent republics of the foregoing countries as of January 1, 1991). The Eastern European Territories shall not be included in Territory A, and all rights in such Eastern European Territories shall revert to KW.
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          C.   The guaranteed minimum license fee during each calendar year of the Renewal Period shall be [****] (the "Minimum License Fee"). To the extent that during each year of the Renewal Period, the royalty payments to KW for such year hereunder do not at least equal the Minimum License Fee, the difference between the Minimum License Fee and such royalty payments to KW with respect to such year shall be paid to KW (the "Shortfall Payment") on or before the first January 31 following the end of such year. The second sentence of Paragraph 4(d) of the Original Agreement shall be deleted and the parties acknowledge that during the Renewal Period, Unilever shall not be entitled to credit any cumulative excess in royalty payments from any one year against the Minimum License Fee for any other year.

          D. In place of the basic royalty rates and adjustments referred to in Paragraphs 4(c), 9 and 10 of the Original Agreement, the royalties payable to KW by Unilever for each episode per telecast of each of the Series shall be at the base rates in each country set forth on Schedule A attached hereto (each, a "Royalty Rate"), subject to the following adjust-ments:

               (i) The Royalty Rate shall be increased by [****] for any episode telecast in which [****.]

               (ii) The Royalty Rate shall be increased by [****] for any episode [****]. The method, time and source used to determine the [****] shall be determined on a country-by-country basis and by using local customary audience measurement methods subject to KW's and Unilever's mutual approval. (The escalations pursuant to this clause (ii) and the foregoing clause (i) are additive and not cumulative.)

               (iii) With respect to repeat telecasts of an episode [****], the royalty for each such repeat telecast shall be [****] of the otherwise applicable Royalty Rate.

               (iv) With respect to repeat telecasts of an episode [****], the otherwise applicable Royalty Rate shall be [****] (the basis of calculation for which Unilever shall promptly furnish to KW); provided, however, that such adjusted royalty shall in no event be less than [****] of such otherwise applicable Royalty Rate.

               (v) With respect to telecasts of the Series in Italy, [****].

          E. In calculating royalties to KW hereunder, (i) Unilever shall allocate license fees for each Series for [****].
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          F.   The Accounting Periods set forth in Paragraph 6 of the
Original Agreement shall be calendar months rather than calendar quarters.

          G. As of the date hereof, Paragraph 16 of the Original Agree-ment is deleted in its entirety and replaced with the following:

               "16.  CREDITS.  The Series shall be
                     _______
          exploited with a separate credit reading: "Based upon WHEEL OF FORTUNE (or JEOPARDY! as the case may be) produced in the United States by MERV GRIFFIN ENTERPRISES, a unit of SONY PICTURES ENTERTAINMENT, INC. and Distributed by KING WORLD in association with BUENA VISTA INTERNATIONAL, INC." (or such other similar legend as KW may from time to time advise Unilever), in an adequate translation."

          H. As of the date hereof, Paragraph 26 of the Original Agree-ment is deleted in its entirety and replaced with the following:

               "26.  RENEWAL.  Following the expiration
                     _______
          of the Renewal Period, and provided that KW then re-tains the right to distribute the Series, Unilever shall have a series of successive dependent, annual options to extend the License Term hereunder for peri-ods each of one calendar year (each, a "Renewal Year"), which options Unilever shall exercise, if at all, by written notice to KW on or before the March 31st imme-diately preceding the applicable Renewal Year. In the event Unilever exercises its option with respect to each Renewal Year, the terms and conditions of this agreement, as amended, shall apply to such Renewal Year, subject to the following:

                      (a)  The Minimum License Fee for such
          Renewal Year shall be equal to the greater amount of [****].

                      (b)  The base Royalty Rate for each Series
          for each Renewal Year (i.e., prior to any adjustment
          pursuant to this agreement, as amended) shall be
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          increased on a per episode basis in each country within
          Territory A by the greatest of:

                           [****]

          In the event Unilever does not exercise its option to extend the License Term for any Renewal Year as set forth herein, KW shall have the right to license such rights to any third party without any further obligation of any nature to Unilever; provided, however, that KW shall offer Unilever the right to match, by written notice to KW within five (5) business days following Unilever's receipt of notice from KW to such effect, any third-party offer that is less favorable to KW than the terms hereunder as applied to such Renewal Year. The parties specifically acknowledge that the foregoing option and matching right shall be exercisable as to the entire Territory only and not on a country-by-country basis."

          I. Unilever acknowledges that, because BVI will no longer be KW's agent in this matter, the following provisions of the Original Agreement shall be modified:

               (i) Accounting Statements pursuant to Paragraph 6 shall be sent directly to KW, with no copy to BVI;

               (ii)   Paragraph 13(a)(ii) is deleted;

               (iii) The phrase "in association with BUENA VISTA INTERNA-TIONAL, INC." shall be deleted from the credit provision set forth in Paragraph 16; and

               (iv) Notices to KW pursuant to Paragraph 22 shall be sent directly to KW, with no copy to BVI.

          In the event KW so notifies Unilever in writing prior to the commencement of the Renewal Period, the provisions of clause (i) above shall be effective as of the date set forth in such notice; provided, however, that in the event KW so notifies Unilever, KW shall indemnify Unilever and ECTV from and against any claim by BVI that Unilever has breached the Original Agreement by failing to send Accounting Statements to BVI following the date of the KW notice. Unilever shall immediately notify KW of any such claim or threatened claim by BVI and KW shall have the right to control the defense and settlement of any claim to which this indemnity applies.
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          J.   The parties acknowledge that, without limitation, the
royalty payments paid by Unilever to KW hereunder are in consideration of the copyright licenses granted to Unilever hereunder.

          Except as modified hereunder, the Original Agreement shall remain in full force and effect.

                           Very truly yours,

                           KING WORLD F.S.C. CORPORATION


                           By:__________________________


ACCEPTED AND AGREED TO:

UNILEVER NV

By:  E.C. TELEVISION INC.


By:______________________
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                               ATTACHMENT A


           WHEEL OF FORTUNE AND JEOPARDY!  LICENSE FEE SCHEDULE

        (Royalty Payment in U.S. Dollars Per Episode Per Telecast)

                             Per Calendar Year



TERRITORIES                 1993                    1994
                            ____                    ____

                    WHEEL   JEOPARDY!        WHEEL   JEOPARDY!
                    _____   _________        _____   _________

Belgium            [****]      [****]       [****]      [****]

Denmark            [****]      [****]       [****]      [****]

Finland            [****]      [****]       [****]      [****]

France             [****]      [****]       [****]      [****]

German-speaking    [****]      [****]       [****]      [****]

Greece             [****]      [****]       [****]      [****]

Italy              [****]      [****]       [****]      [****]

Netherlands        [****]      [****]       [****]      [****]

Portugal           [****]      [****]       [****]      [****]

Spain              [****]      [****]       [****]      [****]

Sweden & Norway    [****]      [****]       [****]      [****]

United Kingdom     [****]      [****]       [****]      [****]

TBD TERRITORIES
_______________
Andorra
Iceland
Ireland
Liechtenstein
Luxembourg
Malta
Monaco
Switzerland